UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 11, 2006

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Green Oak Drive, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 746-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 — Entry into a Material Definitive Agreement

(a)          On January 11, 2006, MathStar, Inc. (the “Company”) entered into a Business Development Agreement (the “Agreement”) with Summit Design, Inc. (“Summit”).  The Agreement supersedes the Business Development Agreement dated as of November 30, 2003 between the Company and Summit.

The Agreement contemplates certain joint development activities between the Company and Summit to develop software (the “Product”) to be used to define, refine, simulate and analyze the functional logic design intended for rendering in the Company’s field programmable object array (FPOA) and used to generate code for output to the Company’s COAST software.  Visual Elite enables designers to progress through different levels of system design until they produce working implementations of a system.

The Agreement with Summit provides:

•                  Summit has the right to incorporate the Company’s library of SystemC models and the associated graphic symbols into the Product and to grant sublicenses of the library to end users.

•                  The Company will distribute the Product to end users combined with other products of the Company.

•                  Summit will provide the Company with a block of one-year Product licenses at no charge to the Company to be used by third-party FPOA application developers managed by the Company while developing preprogrammed FPOA software.

•                  The Company must purchase from Summit a minimum number of one-year licenses for an agreed-upon price and has the right to purchase additional one-year licenses for distribution to end users.

•                  Summit will provide the Company a block of 90-day evaluation licenses at no charge to the Company to be used by the Company to provide prospective Product customers an opportunity to evaluate the Product.

•                  The Agreement has a term of 18 months beginning on December 28, 2005, unless earlier terminated in accordance with its terms.  Upon expiration of its term, the Agreement may renew for one or more terms of 12 months upon mutual agreement of the parties.

The Agreement will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(b)         Exhibits.  The following exhibit is filed with this Current Report on Form 8-K:

99.1   Press Release of the Company dated January 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: January 11, 2006
	By	/s/ James W. Cruckshank
James W. Cruckshank
Vice President of Administration and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99,1	Press Release of the Company dated January 11, 2006.